Exhibit 77(q)(1)

                                    EXHIBITS

(a) Form of Articles of Amendment to the Registrant's  Articles of Incorporation
- filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(b) The text of the Fund's new investment policy complying with Rule 35d-1 is incorporated by reference to prospectus and statement of additional information disclosure contained in Post-Effective Amendment No. 53 to the Registrant's Form N-1A Registration Statement on February 27, 2002.